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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 15, 2002


                             NUEVO ENERGY COMPANY
            (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                 76-0304436
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
     incorporation or organization)

 1021 MAIN, SUITE 2100, HOUSTON, TEXAS                      77002
(Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (713) 652-0706


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ITEM 5. OTHER EVENTS

        This current report on Form 8-K files our re-audited financial statements and reflects no change to our previously reported net income. The re-audit was completed by our new auditors, KPMG, LLP, as Arthur Andersen who initially audited our 2001 financial statements is no longer able to perform such an audit. Although the financial statements reflect no change in net income, there have been reclassifications in revenue, lease operating expense and depletion, depreciation and amortization. The reclassifications were due to:

        o The presentation of properties which were sold in 2002 as discontinued operations. Pursuant to Statement of Financial Accounting Standards ("SFAS") 144 which became effective January 1, 2002, all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction be presented as discontinued operations.

        o  Reclassification of gas used in operations.

        o  Certain subsequent events have been added to the disclosures.


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ITEM 7. EXHIBITS

  (a) EXHIBITS

        23.1    Consent of independent auditors.

        99.1 Financial Statements for the years ended December 31, 2001, 2000 and 1999.

        99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.


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                                  SIGNATURES

   Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          NUEVO ENERGY COMPANY
                                           (Registrant)

Date: November 15, 2002                              /s/ James L. Payne
                                          By: _________________________________
                                                     James L. Payne
                                              Chairman, President and Chief
                                                    Executive Officer



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                               INDEX TO EXHIBITS

        23.1    Consent of independent auditors.

        99.1 Financial Statements for the years ended December 31, 2001, 2000 and 1999.

        99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.